EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the USQ Core Real Estate Fund, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the USQ Core Real Estate Fund for the year ended September 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the USQ Core Real Estate Fund for the stated period.

/s/ S. Timothy Grugeon		/s/ G. Keith Downing
S. Timothy Grugeon		G. Keith Downing
Chief Executive Officer, USQ Core Real Estate Fund		Chief Operating Officer, USQ Core Real Estate Fund

Dated:	11/19/18

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the USQ Core Real Estate Fund for purposes of Section 18 of the Securities Exchange Act of 1934.